UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

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GULFSTREAM INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33884	20-3973956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312

(Address of Registrant's principal executive offices and principal place of business)

(954) 985-1500

(Telephone number of Registrant's principal executive office)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

On October 7, 2009, Gulfstream International Group, Inc. (the “Company”) consummated a Note Purchase Agreement (the “Purchase Agreement”) with Gulfstream Funding II, LLC (the “Lender”) pursuant to which the Lender agreed to make subordinated loans to the Company in the maximum principal amount of $1,500,000, as evidenced by the Company’s $1,500,000 12% subordinated promissory note due January 15, 2010 (the “Note”) which was issued by the Company to the Lender. The Company intends to utilize the funds obtained from the subordinated loans for additional working capital or other general corporate purposes. As of the date hereof, the Lender advanced $1,301,600 to the Company under the Purchase Agreement and the Note, of which $2,000 was payable to the escrow agent.

The Note pays interest at a rate of 12% per annum. The outstanding principal amount of the Note and all accrued and unpaid interest thereon shall be repaid by the Company to the Lender on or prior to January 15, 2010. Notwithstanding the foregoing, the payment of principal and interest on the Note and other amounts from time to time payable under the Note is subject and subordinated to the payment in full in cash of all principal of, interest on and other obligations owed by the Company or any of its subsidiaries to the holders of all senior indebtedness of the Company.

The foregoing is a summary of certain material terms and conditions of the Purchase Agreement and Note. Accordingly, the foregoing is qualified in its entirety by reference to the full text of such agreements attached to this Current Report on Form 8-K in Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Note Purchase Agreement dated as of October 7, 2009 by and between Gulfstream International Group, Inc. and Gulfstream Funding II, LLC.
10.2	Subordinated Promissory Note of Gulfstream International Group, Inc. dated as of October 7, 2009 in favor of Gulfstream Funding II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date:	October 13, 2009	By:	/s/ ROBERT M. BROWN
Robert M. Brown Chief Executive Officer